UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2019

EP ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03                                           Bankruptcy or Receivership.

Chapter 11 Filing

On October 3, 2019, EP Energy Corporation, EP Energy LLC (together with EP Energy Corporation, the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). The Company has requested joint administration of the Chapter 11 Cases under the caption In re: EP Energy Corporation, et al. Court filings and other information related to the Chapter 11 Cases are available at the website administered by the claims agent, Prime Clerk, at https://cases.primeclerk.com/EPEnergy.

The Company will continue to operate its business as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. The Company intends to continue to operate its businesses in the ordinary course during the pendency of the Chapter 11 Cases. To ensure ordinary course operations, the Company is seeking approval from the Bankruptcy Court of a variety of “first day” motions, including motions to obtain customary relief intended to assure the Company’s ability to continue its ordinary course operations after the filing date. In addition, the Company has filed a motion seeking authority to use cash collateral of the lenders under the reserve-based revolving credit facility.

Agreement in Principle

The Company has reached an agreement in principle with certain Noteholders (as defined below), the principal terms of which are set forth in the term sheet attached as Exhibit 99.1 (the “Term Sheet”), which remains subject to definitive documentation.

Item 2.04                                           Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases above constituted an event of default, and caused the automatic and immediate acceleration of all debt outstanding under or in respect of a number of instruments and agreements relating to direct financial obligations of certain of the Debtors (the “Debt Instruments”). The material Debt Instruments include:

Credit Facility

•                  $629 million of borrowings, plus accrued and unpaid interest, fees and other expenses arising under or in connection with the Credit Agreement, dated as of May 24, 2012, and as amended, supplemented, amended and restated, modified or supplemented to date, between EP Energy LLC, as borrower, EPE Acquisition, LLC, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent and issuing bank, and the lenders party thereto.

Outstanding Senior Notes

•                  $1 billion principal amount outstanding, plus accrued and unpaid interest, fees and other expenses arising under or in connection with the indenture, dated as of May 23, 2018, among EP Energy LLC and Everest Acquisition Finance Inc. “Acquisition FinanceCo”, and together with EP Energy LLC, the “EP Co-Issuers”), as co-issuers, each of the guarantors named therein (the “Debtor Guarantors”), and BOKF, NA, as successor indenture trustee and notes collateral agent, governing the EP Co-Issuers’ 7.750% Senior Secured Notes due 2026;

•                  $500 million principal amount outstanding, plus accrued and unpaid interest, fees and other expenses arising under or in connection with the indenture, dated as of November 29, 2016, among the EP Co-Issuers, the Debtor Guarantors, and UMB Bank, National Association, as successor indenture trustee and notes collateral agent, governing the EP Co-Issuers’ 8.000% Senior Secured Notes due 2024;

•                  $1.092 billion principal amount outstanding, plus accrued and unpaid interest, fees and other expenses arising under or in connection with the indenture, dated as of January 3, 2018, among the EP Co-Issuers, the Debtor Guarantors, and Wilmington Trust, National Association, as indenture trustee and notes collateral agent, governing the EP Co-Issuers’ 9.375% Senior Secured Notes due 2024;

•                  $1 billion principal amount outstanding, plus accrued and unpaid interest, fees and other expenses arising under or in connection with the indenture, dated as of February 6, 2017, among the EP Co-Issuers, the Debtor Guarantors, and Wilmington Trust, National Association, as indenture trustee and notes collateral agent, governing the EP Co-Issuers’ 8.000% Senior Secured Notes due 2025;

•                  $182 million principal amount outstanding, plus accrued and unpaid interest, fees and other expenses arising under or in connection with the indenture, dated as of April 24, 2012, among the EP Co-Issuers, the Debtor Guarantors, and Wilmington Trust, National Association, as indenture trustee, governing the EP Co-Issuers’ 9.375% Senior Notes due 2020;

•                  $182 million principal amount outstanding, plus accrued and unpaid interest, fees and other expenses arising under or in connection with the indenture, dated as of August 13, 2012, among the EP Co-Issuers, the Debtor Guarantors, and Wilmington Saving Fund Society, FSB, as successor indenture trustee, governing the EP Co-Issuers’ 7.750% Senior Notes due 2022; and

•                  $324 million principal amount outstanding, plus accrued and unpaid interest, fees and other expenses arising under or in connection with the indenture, dated as of May 28, 2015, among the EP Co-Issuers, the Debtor Guarantors, and Wilmington Saving Fund Society, FSB, as successor indenture trustee, governing the EP Co-Issuers’ 6.375% Senior Notes due 2023.

The instruments and agreements relating to the Debt Instruments described above provide that as a result of the commencement of the Chapter 11 Cases, the principal amount, together with accrued and unpaid interest thereon, and in case of the indebtedness outstanding under each of the indentures described above, premium, if any, thereon, shall be immediately due and payable. Any efforts to enforce payment obligations under the Debt Instruments are automatically stayed as a result of the filing of the Chapter 11 Cases and the creditors’ rights of enforcement in respect of the debt instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01                                           Regulation FD Disclosure.

In connection with the filing of the Chapter 11 Cases, the Company issued a press release on October 3, 2019, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

As reported in the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2019, in order to address liquidity and balance sheet issues, the Board of Directors of EP Energy Corporation (the “Board”) appointed a special committee (the “Special Committee”) of the Board consisting of independent members of the Board who are not affiliated with the Company’s sponsors (affiliates of Apollo Global Management LLC, Riverstone Holdings LLC, Access Industries and Korea National Oil Corporation), and the Company engaged financial and legal advisors to consider a number of strategic alternatives the Company may take to address these issues. In connection with the review of strategic alternatives, the Company entered into discussions, and confidentiality agreements (the “Confidentiality Agreements”), with certain holders of the EP Co-Issuers’ 9.375% Senior Secured Notes due 2024 and 8.000% Senior Secured Notes due 2025 (each such holder, together with each holder of the 9.375% Senior Secured Notes due 2024, a “Restricted 1.5 Lien Noteholder”), and certain holders of the EP Co-Issuers’ 8.000% Senior Secured Notes due 2024 and 7.750% Senior Secured Notes due 2026 (together with the holders of the 8.000% Senior Secured Notes due 2024, the “Ad Hoc Noteholders”, and collectively with the Restricted 1.5 Lien Noteholders, the “Noteholders”).

In connection with such discussions, and pursuant to the Confidentiality Agreements, the Noteholders were provided with certain confidential information regarding the Company, which includes the materials attached hereto as Exhibit 99.3 (the “Disclosure Materials”).

In connection with discussions with the Ad Hoc Noteholders, the Company made a proposal to the Ad Hoc Noteholders, in the form attached as Exhibit 99.4 (the “Ad Hoc Global Compromise Proposal”, collectively with the Disclosure Materials, the “Confidential Information”).

The Company is furnishing the Confidential Information on this Current Report on Form 8-K in accordance with the terms of the Confidentiality Agreements.

The Confidential Information, including any financial projections and forecasts, was not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the Public Company Accounting Oversight Board and should not be relied upon to make an investment decision with respect to the Company. The Confidential Information does not purport to present the Company’s financial condition in accordance with GAAP. The Company’s independent registered public accounting firm has not examined, compiled or otherwise applied procedures to the Confidential Information and, accordingly, does not express an opinion or any other form of assurance with respect to the Confidential Information. Any financial projections or forecasts were prepared for internal use, capital budgeting and other management decisions and are subjective in many respects. Any such financial projections or forecasts reflect numerous assumptions made by management of the Company with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict, and many of which are beyond the Company’s control. Accordingly, there can be no assurance that the assumptions made in preparing such financial projections or forecasts will prove to be accurate. It is expected that there will be differences between actual and projected results, and the differences may be material, including due to the occurrence of unforeseen events occurring subsequent to the preparation of any financial projections or forecasts. The disclosure of the Confidential Information should not be regarded as an indication that the Company or its affiliates or representatives consider the Confidential Information to be a reliable prediction of future events, and the Confidential Information should not be relied upon as such. The statements in the Confidential Information speak only as of the date such statements were made, or any earlier date indicated therein. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the foregoing, and none of them undertakes any obligation to publicly update the Confidential Information to reflect circumstances existing after the date when the Confidential Information was made available to the Noteholders or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Confidential Information are shown to be in error. The statements provided in the Confidential Information are subject to all of the cautionary statements and limitations described herein, therein and under the caption “Forward-Looking Statements.”

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibits 99.2, 99.3 and 99.4, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Such statements are subject to risks and uncertainties that could cause results to differ materially from the Company’s expectations, including the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations; the Company’s ability to obtain debtor-in-possession financing and the amount, terms and conditions of any such financing; uncertainty associated with evaluating and completing any strategic alternatives as well as the Company’s ability to implement and realize any anticipated benefits associated with any alternative that may be pursued; risks and uncertainties relating to the completion of definitive documentation in connection with the Term Sheet or any other proposal discussed herein, and the Company’s ability to confirm and implement any plan; the effects of disruption from the Chapter 11 Cases making it more difficult to maintain business and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business; the consequences of the acceleration of the Company’s debt obligations; risks related to the trading of the Company’s securities on the OTC Pink Market; as well as the risk factors described in the Company’s Annual

Report on Form 10-K for the year ended December 31, 2018, as updated in the Company’s subsequently filed Quarterly Reports on Form 10-Q. While the Company makes these statements in good faith, neither the Company nor its management can guarantee that anticipated future results will be achieved. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index

EXHIBIT INDEX

Exhibit No.	Description

99.1	Term Sheet

99.2	Press Release

99.3	Disclosure Materials

99.4	Ad Hoc Global Compromise Proposal, dated September 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EP ENERGY CORPORATION

Date: October 3, 2019	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary

EP ENERGY LLC

	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary